                                                                 EXHIBIT 10.2

                             STOCK OPTION AGREEMENT
                             ----------------------

                            (INCENTIVE STOCK OPTION)

THIS STOCK OPTION AGREEMENT (The "Agreement") is made and entered into, effective on the date set forth below, by and between COMPUTER MOTION, INC., a California corporation (the "Company"), and Name (the "Recipient"), with reference to the following facts:

RECITALS:
---------

         A. The Company has adopted a Tandem Stock Option Plan (the "Option Plan") which provides for the issuance of Incentive Stock Options meeting the requirements of Internal Revenue Code (the "Code")
              Section 422 ("Incentive Options") ; and

         B. The Recipient is eligible to participate in the Option Plan and has been selected by the Board of Directors of the Company, which administers the Plan, to receive an Incentive Option under the Plan.

AGREEMENT:
----------

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.       GRANT OF OPTION
         ---------------

         1.1 NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Company hereby grants to Recipient an option (the "Option") to purchase ANumber (BNumber) shares of the Company's Common Stock (the "Option Shares") at a price of APrice ($BPrice) per share, which the Board of Directors of the Company has determined to be at or above the fair market value of the Option Shares as of the "Grant Date" (as defined in Section 1.2, below). The parties intend that the Option shall be treated as an Incentive Option, and the Option therefore is subject to all restrictions imposed on "incentive stock options" under the Code and all restrictions imposed on "Incentive Options" under the Option Plan.

         1.2 DATE OF GRANT. The Option is granted as of the GrantDayOfMonth day of GrantMonth, GrantYear (the "Grant Date").

         1.3 OPTION NON-TRANSFERABLE. The Option shall not be assignable or transferable (except by will or by the laws of intestacy, to the extent that the representative, heirs, or other successors of Recipient may exercise the Option within the 30-day period described in Section 1.5, below), and any attempt at assignment or other transfer shall cause the Option (and all of Recipient's Rights hereunder) to expire as of the date of such attempted transfer.

         1.4 TERM. Subject to earlier termination pursuant to Section 1.5, below, the term of the Option shall (a) commence on the Grant Date, and (b) continue until the TermDayOfMonth day of TermMonth, TermYear . To the extent the Option is not exercised within such period of time (as the same may be terminated pursuant to Section 1.5, below), the Option and all of Recipient's rights under this Agreement

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

                  (including all such rights with respect to "Vested Shares" as defined in Section 3, below, and otherwise) shall expire at the end of that period of time.

         1.5 TERMINATION OF OPTION. Notwithstanding any other provision of this Agreement to the contrary, the Option shall terminate as to all Option Shares, including both "Vested Shares" (as defined in Section 3, below) and other Option Shares, and all of Recipient's rights under this Agreement shall expire, thirty (30) days following the date on which Recipient's employment or other service engagement with the Company terminates for any reason.

2.       RIGHTS PRIOR TO EXERCISE OF OPTION
         ----------------------------------

         Prior to the time that the Recipient exercises the Option in the manner required by this Agreement and receives a share certificate evidencing the Option Shares, the Recipient shall have no rights as a stockholder with respect to any Option Shares.

3.       VESTING AND EXERCISE
         --------------------

         3.1 VESTING OF OPTION. The Recipient may exercise the Option only with respect to Vested Shares.

                  3.1.1 VESTED SHARES. The number of Vested Shares (the "Vested Shares") at any time shall be determined by multiplying (a) the total number of Option Shares set forth in Section 1.1, above, times (b) the Recipient's Vested Percentage (as determined in
                           Section 3.1.2, below).

                  3.1.2 VESTED PERCENTAGE. Subject to Section 3.1.3 and 4.3, below, the Recipient's Vested Percentage (the" Vested Percentage") initially shall be zero, until completion of the first year of employment at which time shall be twenty (20.0%), and thereafter shall be increased by five percent (5.0%) as of each March 31, June 30, September 30, and December 31 during the term of the Option until 100% vesting is complete.

                  3.1.3 ACCELERATION OF VESTING. The Company at any time, in its sole and absolute discretion, may (but is not obligated to) increase the Recipient's Vested Percentage.

           3.2 NOTICE. If the Recipient desires to exercise the Option with respect to some or all of the Vested Shares, then the Recipient shall deliver to the Company a written notice (the "Exercise Notice") describing the number of Vested Shares which the Recipient then desires to purchase.

           3.3 TIMING OF EXERCISE. Notwithstanding any other provision of this Agreement to the contrary, the Option may be exercised
                  (a) only as to Vested Shares, (b) only once during any calendar quarter during the term of the Option, and (c) no more than four times during each calendar year. If the Recipient exercises the Option with respect to only some of the Vested Shares, then the Recipient may purchase the remaining Vested Shares upon any subsequent exercise of the Option.


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

4.       PURCHASE OF SHARES
         ------------------

         4.1 CLOSING. The closing of the purchase and sale of Vested Shares pursuant to the exercise of the Option shall occur at the offices of the Company on a mutually agreeable date not more than thirty (30) days after the date on which the Exercise Notice is delivered to the Company pursuant to Section 3.2, above (or, if later, the third business day after the date on which the condition specified in Section 4.1.1, below, is satisfied).

                  4.1.1 CONDITION PRECEDENT. The obligations of the parties at the closing shall be subject to the Company's obtaining any permits, qualifications or other consents that may be required under state or federal securities laws in connection with the issuance of the Vested Shares to be purchased by the Recipient pursuant to exercise of the Option.

                  4.1.2    DELIVERIES AT CLOSING.  At the closing:

                           A.     The Recipient shall deliver:

                                  (1) the purchase price (as determined under Section 1.1, above) for the Vested Shares being purchased, either (a) in cash or by certified cashier's check or money order, or
                                  (b) in the discretion of the Company, a number of shares of the Company's outstanding capital stock having a fair market value as of the date of the closing (as determined by the Company's Board of Directors in good faith) equal to the purchase price due to the Company.

                                  (2) An executed Stock Transfer Agreement pursuant to Section 5.2 , below;

                                  (3) An executed Investment Letter, in
                                  substantially the form set forth as an
                                  exhibit to the Option Plan; and

                                  (4) Such other documents and instruments as the Company reasonably may request to effect the closing in compliance with the Option Plan and applicable law.

                           B.     The Company shall deliver:

                                  (1) One or more stock certificates evidencing the Vested Shares being purchased by the Recipient; and

                                  (2) An executed Stock Transfer Agreement pursuant to Section 5.2, below.

         4.2 LEGEND. All certificates evidencing Shares purchased pursuant to exercise of the Option shall be imprinted with such legends, if any, as may be necessary to comply with applicable Federal and State securities laws, and also shall bear a legend in substantially the following form:

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

         THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARESUBJECT TO THE TERMS OF THAT CERTAIN STOCK TRANSFER AGREEMENT BETWEEN THE COMPANY AND [RECIPIENT] DATED ________________, 19___, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

         4.3 FAILURE TO COMPLETE PURCHASE. If, upon tender and delivery by the Company at the closing of the stock certificates required pursuant to Section 4.1.2, above, the Recipient fails to accept delivery of and to pay for all or any part of the number of Vested Shares specified in the Exercise Notice, then the Board, in its discretion, may terminate the Recipient's right to Exercise the Option with respect to such undelivered shares and any other Option Shares not previously purchased by the Recipient.

         4.4 FULLY PAID SHARES. All Option Shares issued upon the exercise of the Option shall be fully paid and nonassessable shares.

         4.5 INVESTMENT REPRESENTATION. RECIPIENT HEREBY REPRESENTS AND WARRANTS TO THE COMPANY THAT RECIPIENT IS ACQUIRING THE OPTION, AND SHALL PURCHASE ALL SHARES ACQUIRED PURSUANT TO EXERCISE OF THE OPTION, SOLELY AS AN INVESTMENT FOR RECIPIENT'S OWN ACCOUNT, AND NOT WITH A VIEW TOWARDS OR IN CONNECTION WITH OR WITH ANY INTENTION OF ANY SUBSEQUENT SALE, TRANSFER OR OTHER DISTRIBUTION OF THE SHARES.

5.       ADDITIONAL CONDITIONS OF OPTION
         -------------------------------

         In addition to the other terms and conditions set forth in this
Agreement:

         5.1 ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, than appropriate adjustment shall be made by the Board of Directors to the number of Option Shares subject to the unexercised portion of this Option and to the exercise price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Recipient under this Option, in accordance with the provisions of Section 4.3.8 of the Plan.

         5.2 MERGERS, REORGANIZATION, ETC. In the event that the Company at any time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, the Company shall cause either (a) this Option to be assumed by the successor corporation or (b) a new option covering shares of the successor corporation of comparable value to this Option, with appropriate adjustments as to the number and kind of shares and the exercise price, be granted to the Recipient. In such event, upon such assumption or substitution, the terms of the assumed or substituted. Option shall provide that if Recipient is terminated without cause by the successor corporation all Options shall become immediately exercisable and remain exercisable for a period of three (3) months after such termination.



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

         5.3 RESTRICTION ON TRANSFER. Recipient acknowledges and agrees that all Option Shares purchased pursuant to exercise of the Option shall be subject to the restrictions on transfer described in the Option Plan, and as a condition of purchasing any such Option Shares, the Recipient shall execute a Stock Transfer Agreement, in the form described in the Option Plan, evidencing those restrictions.

         5.4 LISTING AND REGISTRATION. If at any time the Board of Directors of the Company shall determine, in its discretion, that it is necessary or desirable either (a) to list, register, or qualify options granted pursuant to the Plan, or the shares to be sold and issued upon exercise of such options, upon any securities exchange or under any state or federal law, or (b) to obtain the consent or approval of any governmental regulatory body, to the issuance of such options or sale of such shares, then no further Option Shares shall be sold unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Company, at its expense, to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent or approval.

         5.5 TERMS OF OPTION PLAN. This Agreement is entered into pursuant to the terms and conditions of the Company's Option Plan and is subject to all of the terms and conditions of such Plan. Any conflict between this Agreement and the terms and conditions of the Option Plan shall be resolved in favor of the provisions of the Option Plan.

         5.6 ACKNOWLEDGMENT RE TAX MATTERS. Recipient acknowledges and agrees that:

                  5.6.1 ADVISORS. The Company has urged Recipient to seek advice from a tax advisor regarding the income tax consequences of the granting of the Option and the issuance of Options Shares pursuant to the exercise of the Options:

                  5.6.2 NO RELIANCE. The Recipient shall not rely upon Company, or any of its agents, regarding the income tax consequences of such matters; and

                  5.6.3 COMPANY NOT RESPONSIBLE. The Company shall not be responsible for ensuring that the granting of the Option, or the exercise of the Option, or the holding or sale of Option Shares by Recipient, or any other matter or aspect of such transactions, enable Recipient to achieve any particular income tax result, including but not limited to treatment of the Option as an "Incentive Stock Option" under Code
                           Section 422.

6.       MISCELLANEOUS
         -------------

         6.1 BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Recipient, respectively, and their respective executors, administrators, successors, and assigns.

         6.2 COMPLIANCE WITH LAWS. The Company may file such forms, reports, and other information (including information pertaining to Recipient) as may be necessary or appropriate for ensuring that the granting of the Option, the exercise of the Option,

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

                  and the sale of Option Shares to Recipient pursuant to exercise of the Option comply fully with cognizant provisions of federal and California laws regulating the sale, issuance, or other transfer of securities.

         6.3 EFFECTIVE DATE. The effective date of this Agreement shall be the Grant Date set forth in Section 1.2, above.












                    (Signatures appear on the following page)


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IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement on the date set forth opposite their respective names.

                                              "COMPANY"

                                              COMPUTER MOTION, INC.

__________________________                    By: ____________________________
         Date
                                              Title: _________________________

                                              Address for Notices:

                                              Computer Motion, Inc.
                                              130 Cremona Drive, Suite B
                                              Goleta, California  93117


                                              "RECIPIENT"


___________________________                   By: ____________________________
         Date                                        Signature of Recipient

                                              --------------------------------
                                                 (Printed Name of Recipient)

                                              --------------------------------
                                              Recipient's Social Security Number

                                              Address for Notices:

                                              __________________________________

                                              __________________________________

                                              __________________________________

                                              __________________________________





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
                             STOCK OPTION AGREEMENT

                           (NONQUALIFIED STOCK OPTION)

THIS STOCK OPTION AGREEMENT (The "Agreement") is made and entered into, effective on the date set forth below, by and between COMPUTER MOTION, INC., a California corporation (the "Company"), and Name (the "Recipient"), with reference to the following facts:

RECITALS:
---------

1. The Company has adopted a Tandem Stock Option Plan (the "Option Plan") which provides for the issuance of Stock Options to its employees and other persons providing services to the Company; and

2. The Recipient is eligible to participate in the Option Plan and has been selected by the Board of Directors of the Company, which administers the Plan, to receive a Stock Option under the plan.

AGREEMENT:
----------

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.       GRANT OF OPTION

         1.1 NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Company hereby grants to Recipient an option (the "Option") to purchase ANumberOfShares (BNumberOfShares) shares of the Company's Common Stock (the "Option Shares") at a price of APriceOfShares ($ BPriceOfShares) per share. The parties intend that the Option shall not be treated as an "Incentive Option" (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended).

         1.2 DATE OF GRANT. The Option is granted as of the GrantDayOfMonth day of GrantMonth, GrantY (the "Grant Date").

         1.3 OPTION NON-TRANSFERABLE. The Option shall not be assignable or transferable (except by will or by the laws of intestacy, to the extent that the representative, heirs, or other successors of Recipient may exercise the Option within the 30-day period described in Section 1.5, below), and any attempt at assignment or other transfer shall cause the Option (and all of Recipient's Rights hereunder) to expire as of the date of such attempted transfer.

         1.4 TERM. Subject to earlier termination pursuant to Section 1.5, below, the term of the Option shall (a) commence on the Grant Date, and (b) continue until the TermDayOfMonth day of TermMonth, TermYear . To the extent the Option is not exercised within such period of time (as the same may be terminated pursuant to Section 1.5, below), the Option and all of Recipient's rights under this Agreement (including all such rights with respect to "Vested Shares" as defined in Section 3, below, and otherwise) shall expire at the end of that period of time.

         1.5 TERMINATION OF OPTION. Notwithstanding any other provision of this Agreement to the contrary, the Option shall terminate as to all Option Shares, including both "Vested Shares" (as defined in Section 3, below) and other Option Shares, and all of Recipient's rights under this Agreement shall expire, thirty (30) days following the date on which Recipient's employment or other service engagement with the Company terminates for any reason.

2.       RIGHTS PRIOR TO EXERCISE OF OPTION
         ----------------------------------

         Prior to the time that the Recipient exercises the Option in the manner required by this Agreement and receives a share certificate evidencing the Option Shares, the Recipient shall have no rights as a stockholder with respect to any Option Shares.

3.       VESTING AND EXERCISE
         --------------------

         3.1 VESTING OF OPTION. The Recipient may exercise the Option only with respect to Vested Shares.

                  3.1.1 VESTED SHARES. The number of Vested Shares (the "Vested Shares") at any time shall be determined by multiplying (a) the total number of Option Shares set forth in Section 1.1, above, times (b) the Recipient's Vested Percentage (as determined in
                           Section 3.1.2, below).

                  3.1.2 VESTED PERCENTAGE. Subject to Section 3.1.3 and 4.3, below, the Recipient's Vested Percentage (the "Vested Percentage") initially shall be zero and thereafter shall be increased by eight point three seven percent (8.37%) on September 30, 1996 and thereafter shall be increased by eight point three three percent (8.33%) as of each March 31, June 30, September 30, and December 31 during the term of the Option until 100% vesting is complete.

                  3.1.3 ACCELERATION OF VESTING. The Company at any time, in its sole and absolute discretion, may (but is not obligated to) increase the Recipient's Vested Percentage.

         3.2 NOTICE. If the Recipient desires to exercise the Option with respect to some or all of the Vested Shares, then the Recipient shall deliver to the Company a written notice (the "Exercise Notice") describing the number of Vested Shares which the Recipient then desires to purchase.

         3.3 TIMING OF EXERCISE. Notwithstanding any other provision of this Agreement to the contrary, the Option may be exercised
                  (a) only as to Vested Shares, (b) only once during any calendar quarter during the term of the Option, and (c) no more than four times during each calendar year. If the Recipient exercises the Option with respect to only some of the Vested Shares, then the Recipient may purchase the remaining Vested Shares upon any subsequent exercise of the Option.

4.       PURCHASE OF SHARES
         ------------------

         4.1 CLOSING. The closing of the purchase and sale of Vested Shares pursuant to the exercise of the Option shall occur at the offices of the Company on a mutually agreeable date not more than thirty (30) days after the date on which the Exercise Notice is delivered to the Company pursuant to Section 3.2, above (or, if later, the third business day after the date on which the condition specified in Section 4.1.1, below, is satisfied).

                  4.1.1 CONDITION PRECEDENT. The obligations of the parties at the closing shall be subject to the Company's obtaining any permits, qualifications or other consents that may be required under state or federal securities laws in connection with the issuance of the Vested Shares to be purchased by the Recipient pursuant to exercise of the Option.

                  4.1.2    DELIVERIES AT CLOSING.  At the closing:

                           A.   The Recipient shall deliver:

                                    (1) the purchase price (as determined under
                                        Section 1.1, above) for the Vested
                                        Shares being purchased, either (a) in
                                        cash or by certified cashier's check or
                                        money order, or (b) in the discretion of the Company, a number of shares of the Company's outstanding capital stock having a fair market value as of the date of the closing (as determined by the Company's Board of Directors in good faith) equal to the purchase price due to the Company.
                                    (2) an executed Stock Transfer Agreement
                                        pursuant to Section 5.2, below;
                                    (3) an executed Investment Letter, in
                                        substantially the form set forth as an
                                        exhibit to the Option Plan; and
                                    (4) such other documents and instruments as
                                        the Company reasonably may request to
                                        effect the closing in compliance with
                                        the Option Plan and applicable law.

                           B.       The Company shall deliver:

                                    (1) One or more stock certificates
                                        evidencing the Vested Shares being
                                        purchased by the Recipient; and
                                    (2) An executed Stock Transfer Agreement
                                        pursuant to Section 5.2, below.

         4.2 LEGEND. All certificates evidencing Shares purchased pursuant to exercise of the Option shall be imprinted with such legends, if any, as may be necessary to comply with applicable Federal and State securities laws, and also shall bear a legend in substantially the following form:

                  THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN STOCK TRANSFER AGREEMENT BETWEEN THE COMPANY AND [RECIPIENT] DATED ________________, 19___, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

         4.3 FAILURE TO COMPLETE PURCHASE. If, upon tender and delivery by the Company at the closing of the stock certificates required pursuant to Section 4.1.2, above, the Recipient fails to accept delivery of and to pay for all or any part of the number of Vested Shares specified in the Exercise Notice, then the Board, in its discretion, may terminate the Recipient's right to Exercise the Option with respect to such undelivered shares and any other Option Shares not previously purchased by the Recipient.

         4.4 FULLY PAID SHARES. All Option Shares issued upon the exercise of the Option shall be fully paid and nonassessable shares.

         4.5 INVESTMENT REPRESENTATION. RECIPIENT HEREBY REPRESENTS AND WARRANTS TO THE COMPANY THAT RECIPIENT IS ACQUIRING THE OPTION, AND SHALL PURCHASE ALL SHARES ACQUIRED PURSUANT TO EXERCISE OF THE OPTION, SOLELY AS AN INVESTMENT FOR RECIPIENT'S OWN ACCOUNT, AND NOT WITH A VIEW TOWARDS OR IN CONNECTION WITH OR WITH ANY INTENTION OF ANY SUBSEQUENT SALE, TRANSFER OR OTHER DISTRIBUTION OF THE SHARES.

5.       ADDITIONAL CONDITIONS OF OPTION

         In addition to the other terms and conditions set forth in this
Agreement:

         5.1 ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, than appropriate adjustment shall be made by the Board of Directors to the number of Option Shares subject to the unexercised portion of this Option and to the exercise price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Recipient under this Option, in accordance with the provisions of Section 4.3.8 of the Plan.

         5.2 MERGERS, REORGANIZATION, ETC. In the event that the Company at any time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, the Company shall cause either (a) this Option to be assumed by the successor corporation or (b) a new option covering shares of the successor corporation of comparable value to this Option, with appropriate adjustments as to the number and kind of shares and the exercise price, be granted to the Recipient. In such event, upon such assumption or substitution, the terms of the assumed or substituted. Option shall provide that if Recipient is terminated without cause by the successor corporation all Options shall become immediately exercisable and remain exercisable for a period of three (3) months after such termination.

         5.3. RESTRICTION ON TRANSFER. Recipient acknowledges and agrees that all Option Shares purchased pursuant to exercise of the Option shall be subject to the restrictions on transfer described in the Option Plan, and as a condition of purchasing any such Option Shares, the Recipient shall execute a Stock Transfer Agreement, in the form described in the Option Plan, evidencing those restrictions.

         5.4 LISTING AND REGISTRATION. If at any time the Board of Directors of the Company shall determine, in its discretion, that it is necessary or desirable either (a) to list, register, or qualify options granted pursuant to the Plan, or the shares to be sold and issued upon exercise of such options, upon any securities exchange or under any state or federal law, or (b) to obtain the consent or approval of any governmental regulatory body, to the issuance of such options or sale of such shares, then no further Option Shares shall be sold unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Company, at its expense, to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent or approval.

         5.5 TERMS OF OPTION PLAN. This Agreement is entered into pursuant to the terms and conditions of the Company's Option Plan and is subject to all of the terms and conditions of such Plan. Any conflict between this Agreement and the terms and conditions of the Option Plan shall be resolved in favor of the provisions of the Option Plan.

         5.6 ACKNOWLEDGMENT RE TAX MATTERS. Recipient acknowledges and agrees that:

                  5.6.1 ADVISORS. The Company has urged Recipient to seek advice from a tax advisor regarding the income tax consequences of the granting of the Option and the issuance of Options Shares pursuant to the exercise of the Options;

                  5.6.2 NO RELIANCE. The Recipient shall not rely upon Company, or any of its agents, regarding the income tax consequences of such matters; and

                  5.6.3 COMPANY NOT RESPONSIBLE. The Company shall not be responsible for ensuring that the granting of the Option, or the exercise of the Option, or the holding or sale of Option Shares by Recipient, or any other matter or aspect of such transactions, enable Recipient to achieve any particular income tax result, including but not limited to treatment of the Option as an "Incentive Stock Option" under Code
                           Section 422.

6.       MISCELLANEOUS
         -------------

         6.1 BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Recipient, respectively, and their respective executors, administrators, successors, and assigns.

         6.2 COMPLIANCE WITH LAWS. The Company may file such forms, reports, and other information (including information pertaining to Recipient) as may be necessary or appropriate for ensuring that the granting of the Option, the exercise of the Option, and the sale of Option Shares to Recipient pursuant to exercise of the Option comply fully with cognizant provisions of federal and California laws regulating the sale, issuance, or other transfer of securities.

         6.3 EFFECTIVE DATE. The effective date of this Agreement shall be the Grant Date set forth in Section 1.2, above.








                    (Signatures appear on the following page)

IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement on the date set forth opposite their respective names.

                                         "COMPANY"

                                         COMPUTER MOTION, INC.

________________________________         By:    _______________________________
           Date
                                         Title: _______________________________

                                         Address for Notices:

                                         Computer Motion, Inc.
                                         130 Cremona Drive, Suite B
                                         Goleta, California  93117


                                         "RECIPIENT"


_________________________________        By: __________________________________
           Date

                                             ----------------------------------
                                                    Signature of Recipient

                                             ----------------------------------
                                                  Printed Name of Recipient

                                             ----------------------------------
                                             Recipient's Social Security Number

                                             Address for Notices:

                                             __________________________________

                                             __________________________________

                                             __________________________________

                                             __________________________________